UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2006

Idera Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Vassar Street, Cambridge, Massachusetts 02139	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equities Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1 AMENDMENT NO. 2 TO RIGHTS AGREEMENT
EX-10.1 COMMON STOCK PURCHASE AGREEMENT
EX-10.2 REGISTRATION RIGHTS AGREEMENT
EX-10.3 STOCK PURCHASE WARRANT
EX-10.4 COMMON STOCK PURCHASE AGREEMENT
EX-10.5 ENGAGEMENT LETTER
EX-10.6 REGISTRATION RIGHTS AGREEMENT
EX-10.7 WARRANT ISSUED TO BIOTECH SHARES LTD.

Item 1.01.      Entry Into a Material Definitive Agreement
Private Financing
     On March 24, 2006, Idera Pharmaceuticals, Inc. (the “Company”) raised $9.75 million in gross proceeds from a private financing (the “Private Financing”) with institutional investors led by Baker Brothers Investments (“Baker Brothers”). In connection with the Private Financing, the Company entered into the following agreements:
•	Common Stock Purchase Agreement, dated March 24, 2006, with the institutional investors, including Baker Brothers (the “Investors”). Pursuant to this purchase agreement, the Company issued and sold to the Investors, for an aggregate purchase price of $9.75 million (or $0.44 per share), 22,159,092 shares of its common stock and warrants to purchase up to an aggregate of 16,619,319 shares of its common stock. Under the terms of the purchase agreement, the Company granted the Investors certain participation rights in future financings and granted Baker Brothers the right for a 12 month period to designate an individual for election to the board of directors of the Company.

•	The warrants to purchase common stock issued pursuant to the purchase agreement have an exercise price of $0.65 per share and are exercisable for a five-year period beginning in September 2006. These warrants are subject to redemption at the election of the Company at any time after March 24, 2010 upon 20 days’ prior written notice, at a price of $0.01 per warrant share, if the volume weighted average of the closing sales prices of the Company’s common stock exceeds 300% of the exercise price for 15 or more consecutive trading days immediately prior to delivery of the notice of redemption.

•	Registration Rights Agreement, dated March 24, 2006, among the Company and the Investors. Pursuant to this registration rights agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) registering the resale of the shares of common stock issued and sold to the Investors and the shares of its common stock issuable upon exercise of the warrants issued to the Investors. The Company will be subject to certain penalties if (i) the Company does not file the registration statement on or prior to April 23, 2006, (ii) the registration statement is not declared effective by the Commission on or prior to July 22, 2006, or (iii) the effective registration statement is suspended for specified reasons. The Company is required to use its best efforts to maintain the registration statement’s effectiveness until all the shares of common stock covered by the registration statement may be sold under Rule 144(k) of the Securities Act of 1933, as amended (the “Securities Act”), or have been sold by the investors.
Private Financing Commitment
     On March 24, 2006, the Company secured a commitment (the “Commitment”) from Biotech Shares Ltd. (“Biotech Shares”) to purchase from the Company up to a total of $9.75 million of common stock. In connection with the Commitment, the Company entered into the following agreements:
•	Common Stock Purchase Agreement, dated March 24, 2006, between the Company and Biotech Shares. Pursuant to this purchase agreement, Biotech Shares has agreed to purchase up to a total of $9.75 million of common stock during the period from June 24, 2006 through December 31, 2006 in up to three drawdowns made by the Company, at the Company’s discretion. In each drawdown, the shares of common stock will be sold at a price equal to 80% of the volume weighted average of the closing prices of the common stock on the five trading days preceding the drawdown notice, but such purchase price in no event will be less than $0.64 per share (the “Floor Price”). Based on the Floor Price, a maximum of 15,234,375 shares of common stock could be issued under the Commitment. The Company is not obligated to sell any of the $9.75 million of common stock available under the Commitment and there are no minimum commitments or minimum use penalties. The Company’s ability to make drawdowns is conditioned upon (i) the effectiveness of a registration statement covering the resale of the shares to be issued under the purchase agreement, except that the Company may drawdown up to $2.5 million prior to such registration statement being declared effective (the “$2.5 Million Exception”), and (ii) stockholder approval of an increase in the Company’s authorized common stock, which the Company expects to seek at its 2006 annual meeting of stockholders. No drawdown may occur within 45 days of any other drawdown, and no single drawdown may exceed $4.0 million. Biotech Shares’s commitment to purchase the common stock is supported by a letter of credit confirmed by JPMorgan Chase Bank, N.A.

•	Engagement Letter, dated March 24, 2006, between the Company and Youssef El Zein, a member of the Company’s board of directors (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company engaged Mr. El Zein to assist the Company as a placement agent in securing the Commitment. For such services, the Company agreed to pay Mr. El Zein a commission equal in value to 5% of the amount available to the Company under the purchase agreement. The Company has paid Mr. El Zein $262,500 of such commission in cash. The Company and Mr. El Zein are discussing the form of payment for the balance of the commission.

•	Registration Rights Agreement, dated March 24, 2006, among the Company, Biotech Shares and Mr. El Zein. Pursuant to this registration rights agreement, the Company has agreed to use its best efforts (i) to file a registration statement with the Commission on or prior to May 23, 2006, registering the resale of the shares of its common stock issuable upon the exercise of the warrants issued to Biotech Shares in connection with the Commitment, (ii) to file an additional registration statement with the Commission on or prior to June 22, 2006, registering the resale of the balance of the shares of common stock that may be issued to Biotech Shares pursuant to the purchase agreement, and (iii) if the Company issued shares in accordance with the $2.5 Million Exception, to file an additional registration statement with the Commission within 60 days of the date such shares are issued by the Company covering the resale of such shares. The Company has agreed to use its best efforts to have each registration statement declared effective within 90 days from the filing date of such registration statement and to maintain the effectiveness of each registration statement until all the shares of common stock covered by such registration statement may be sold without restriction by the volume limitations of Rule 144(e) under the Securities Act or have been sold by the investors.

•	In connection with the Commitment, the Company issued to Biotech Shares warrants to purchase up to 6,093,750 shares of common stock at an exercise price of $0.74 per share. The warrants are exercisable for a five-year period beginning in September 2006. The warrants are subject to redemption at the election of the Company at any time after March 24, 2010 upon 30 days’ prior written notice, at a price of $0.01 per warrant share, if the closing sales price of the Company’s common stock on each day of a 15 consecutive trading day period ending within 30 days prior to the notice of redemption is greater than or equal to 250% of the exercise price.
Amendment to Rights Agreement
     On March 24, 2006, in connection with the Private Financing, the Company entered into an amendment (“Amendment No. 2”) to the Rights Agreement, dated as of December 10, 2001, as amended (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, as Rights Agent.

Amendment No. 2 modifies the definition of Exempted Persons that are excluded from the definition of Acquiring Person under the Rights Agreement to provide that Baker Brothers, together with its affiliates and associates (the “Baker Entities”), will be an Exempted Person under the Rights Agreement until such time as the Baker Entities beneficially own more than 35,000,000 shares of the Company’s common stock (subject to adjustment) or less than 14% of the common stock then outstanding.
Item 3.02.      Unregistered Sales of Equities Securities
Private Financing
     On March 24, 2006, the Company raised $9.75 million in gross proceeds from the Private Financing. In the Private Financing, the Company sold 22,159,092 million shares of its common stock and warrants to purchase 16,619,319 million shares of its common stock. The warrants to purchase common stock have an exercise price of $0.65 per share and are exercisable for a five-year period beginning in September 2006.
     The shares of common stock and warrants to purchase common stock offered and sold in the Private Financing were offered and sold to “accredited investors” without registration under the Securities Act or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.
Private Financing Commitment
     On March 24, 2006, the Company secured the Commitment from Biotech Shares to purchase up to $9.75 million in common stock during the period from June 24, 2006 through December 31, 2006 in up to three drawdowns made by the Company, at the Company’s discretion, as described in Item 1.01 above. The Company expects to sell such common stock to be sold in reliance on the exemptions provided by
Section 4(2) of the Securities Act and Regulation S promulgated thereunder.
     In connection with the Commitment, the Company issued to Biotech Shares warrants to purchase up to 6,093,750 shares of common stock at an exercise price of $0.74 per share. The warrants are exercisable for a five-year period beginning in September 2006. The warrants were issued without registration under the Securities Act or the securities laws of certain states in reliance on the exemptions provided by
Section 4(2) of the Securities Act and Regulation S promulgated thereunder.
Item 9.01.      Financial Statements and Exhibits
(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.
Date: March 29, 2006	By:	/s/ Robert G. Andersen
Robert G. Andersen
Chief Financial Officer and Vice President of Operations

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 2 Rights Agreement, dated as of March 24, 2006, between the Company and Mellon Investor Services LLC, as amended.

10.1	Common Stock Purchase Agreement, dated March 24, 2006, by and among the Company and the Investors named therein.

10.2	Registration Rights Agreement, dated March 24, 2006, by and among the Company and the Investors named therein.

10.3	Form of Warrant issued to Investors in the Company’s March 24, 2006 Private Financing.

10.4	Common Stock Purchase Agreement, dated March 24, 2006, by and between the Company and Biotech Shares Ltd.

10.5	Engagement Letter, dated March 24, 2006, between the Company and Youssef El Zein.

10.6	Registration Rights Agreement, dated March 24, 2006, by and among the Company, Biotech Shares Ltd. and Youssef El Zein.

10.7	Warrant issued to Biotech Shares Ltd. on March 24, 2006.